UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 20, 2021, Lindblad Expeditions Holdings, Inc.’s subsidiary, LEX Esprit Ltd., (the “Company”) entered into an agreement with Esprit Holdings Limited, a company incorporated in the Isle of Man, (the “Seller”) to purchase the Crystal Esprit yacht (the “Vessel”) for a purchase price of $13.3 million (the “Purchase Price”). Notice of readiness of delivery will be provided by the Seller not before September 1, 2021, with a closing anticipated within three days of such notice.

The Seller will bareboat charter the Vessel from the date of delivery to November 1, 2021, for nominal consideration during which time the Seller will bring the Vessel into class with the Vessel’s class certificates valid for at least three months and fix and repair the engine (the “Redelivery Condition Requirements”). The Purchase Price will be paid into escrow pursuant to a Completion Services Agreement with the first installment of $11.0 million released to the Seller in accordance with the Completion Services Agreement, and the remaining $2.3 million held in escrow to be released to the Seller upon redelivery of the Vessel in accordance with the bareboat charter and subject to the Vessel satisfying the Redelivery Condition Requirements.

The Company expects to modify the Vessel for eventual replacement of the National Geographic Islander, and it will operate in the Galápagos with a capacity of 48 guests per expedition.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Memorandum of Agreement between LEX Esprit Ltd. and Esprit Holdings Limited, dated August 20, 2021.
Exhibit 10.2	Memorandum of Agreement Additional Clauses between LEX Esprit Ltd. and Esprit Holdings Limited, dated August 20, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

August 20, 2021	By:	/s/ Craig I. Felenstein
Craig I. Felenstein, Chief Financial Officer